Exhibit 99.2

THE PRIVATE BANK OF CALIFORNIA

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Electronic Voting Instructions

You can vote by Internet!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet must be received by 1:00 a.m. CST, on March 20, 2013.

Vote by Internet • Go to www.investorvote.com/PBCA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

+

A	Proposals —	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

		For	Against	Abstain			For	Against	Abstain
1.	Agreement and Plan of Merger. To approve the Agreement and Plan of Merger dated as of August 21, 2012, by and among First PacTrust Bancorp, Inc., Beach Business Bank and The Private Bank of California, as it may be amended from time to time.	☐	☐	☐	2.	Adjournment of Special Meeting. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of Proposal 1.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE OF THIS CARD ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

B	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this Proxy and sign your name as it appears on your stock certificates. When signing as attorney, trustee or guardian, please give your full title. If there is more than one trustee or other representative, all trustees or representatives should sign the Proxy. All joint owners should sign the Proxy. If the shareholder is an entity, please specify your representative capacity.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

01KVCC

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

REVOCABLE PROXY — THE PRIVATE BANK OF CALIFORNIA

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [                ], 2013

The undersigned shareholder(s) of The Private Bank of California (the “Bank”) hereby acknowledge receipt of a copy of the Notice of Special Meeting of Shareholders of The Private Bank of California dated [                ], 2013 including the accompanying proxy statement/prospectus, and revoking any proxies previously given, hereby nominates, constitutes and appoints R. Todd Neilson, Bruce H. Spector and Gary S. Stiffelman, and each of them, with full power of substitution, the attorneys, agents and proxies of the undersigned, to vote all shares of the common stock of The Private Bank of California which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Bank (“Special Meeting”) to be held at the principal executive offices, 10100 Santa Monica Boulevard, Suite 2500, Los Angeles, California 90067 at 3:30 p.m. on [                                ], 2013, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.

This Proxy when properly executed and delivered will be voted as directed on the reverse side. If this Proxy is properly executed and delivered but no direction is specified, this Proxy will be voted “FOR” Proposals 1 and 2. If any other business properly comes before the Special Meeting, this Proxy will be voted in the discretion of the proxies named herein.

Whether or not you plan to attend the Special Meeting, please sign and return this Proxy as promptly as possible to ensure a quorum is duly constituted.

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise as described in the accompanying proxy statement/prospectus.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

THE PRIVATE BANK OF CALIFORNIA

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

+

A	Proposals —	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

		For	Against	Abstain			For	Against	Abstain
1.	Agreement and Plan of Merger. To approve the Agreement and Plan of Merger dated as of August 21, 2012, by and among First PacTrust Bancorp, Inc., Beach Business Bank and The Private Bank of California, as it may be amended from time to time.	☐	☐	☐	2.	Adjournment of Special Meeting. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the approval of Proposal 1.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE OF THIS CARD ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this Proxy and sign your name as it appears on your stock certificates. When signing as attorney, trustee or guardian, please give your full title. If there is more than one trustee or other representative, all trustees or representatives should sign the Proxy. All joint owners should sign the Proxy. If the shareholder is an entity, please specify your representative capacity.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

01KVDC

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

REVOCABLE PROXY — THE PRIVATE BANK OF CALIFORNIA

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [                    ], 2013

The undersigned shareholder(s) of The Private Bank of California (the “Bank”) hereby acknowledge receipt of a copy of the Notice of Special Meeting of Shareholders of The Private Bank of California dated [                    ], 2013 including the accompanying proxy statement/prospectus, and revoking any proxies previously given, hereby nominates, constitutes and appoints R. Todd Neilson, Bruce H. Spector and Gary S. Stiffelman, and each of them, with full power of substitution, the attorneys, agents and proxies of the undersigned, to vote all shares of the common stock of The Private Bank of California which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Bank (“Special Meeting”) to be held at the principal executive offices, 10100 Santa Monica Boulevard, Suite 2500, Los Angeles, California 90067 at 3:30 p.m. on [                    ], 2013, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat.

This Proxy when properly executed and delivered will be voted as directed on the reverse side. If this Proxy is properly executed and delivered but no direction is specified, this Proxy will be voted “FOR” Proposals 1 and 2. If any other business properly comes before the Special Meeting, this Proxy will be voted in the discretion of the proxies named herein.

Whether or not you plan to attend the Special Meeting, please sign and return this Proxy as promptly as possible to ensure a quorum is duly constituted.

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise as described in the accompanying proxy statement/prospectus.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE